Exhibit 10.10

$5,000,000.00

AMENDMENT NO. 2

TO

MORTGAGE LOAN AGREEMENT

originally dated as of August 31, 2000

by and between

HEALTHMONT, INC,

HEALTHMONT OF GEORGIA, INC.

HEALTHMONT OF TEXAS, INC.

HEALTHMONT OF TEXAS I, LLC

HEALTHMONT OF OREGON I, INC.

HEALTHMONT OF OREGON II, INC.

HEALTHMONT OF OREGON III, INC.

HEALTHMONT OF OREGON V, LLC

HEALTHMONT OF OREGON IV, LLC

Amended as of June 30, 2001

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made as of this 30th day of June, 2001, by and between HEALTHMONT, INC., a Tennessee corporation, HEALTHMONT OF GEORGIA, INC., dba Memorial Hospital of Adel, Memorial Convalescent Center and Memorial Home Health, a Tennessee corporation, HEALTHMONT OF TEXAS, INC., a Tennessee corporation, HEALTHMONT OF TEXAS I, LLC, dba Dolly Vinsant Memorial Hospital, a Tennessee limited liability company, HEALTHMONT OF OREGON I, INC., a Tennessee corporation, HEALTHMONT OF OREGON II, INC., a Tennessee corporation, HEALTHMONT OF OREGON III, INC., dba Woodland Park Medical Plaza, a Tennessee corporation, HEALTHMONT OF OREGON V, LLC, a Tennessee limited liability company dba Woodland Park Hospital, HEALTHMONT OF OREGON IV, LLC, dba Eastmoreland Hospital, a Tennessee limited liability company (collectively the “Borrower”), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Mortgage Loan Agreement dated August 31, 2001 by and between Borrower and Lender (the “Loan Agreement”), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. The parties now desire to amend the Loan Agreement, in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

Section 1. Definitions. Unless otherwise defined herein, all capitalized terms herein shall have the meanings assigned to such terms in the Loan Agreement.

Section 2. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Section 5.22 of the Loan Agreement is hereby amended and restated to read as follows:

“5.22 Working Capital Ratio. At the end of each calendar quarter throughout the term of the Loan, Borrower shall have maintained a Working Capital Ratio as follows:

Period Ending	Working Capital Ratio
12/31/00	2.15:1
3/31/01	1.40:1
6/30/01 through 3/31/02	1.25:1
6/30/02 through Maturity	2.15:1

For purposes of this covenant, “Working Capital Ratio” shall mean the ratio of Borrower’s current assets to Borrower’s current liabilities (excluding amounts due and owing under the Loan and the Revolving Loan). The Working Capital Ratio shall be measured on a quarterly basis beginning with the quarter ending December 31, 2000 and continuing until the Loan is repaid in full.”

(b) Section 8.9 of the Loan Agreement is hereby amended and restated to read as follows:

“8.9 Notice. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. EST on a business day; provided that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.

Notices to Borrower:	c/o Healthmont, Inc. 113 Seaboard Lane Suite C-200 Franklin, Tennessee 37067 Attn: President Telephone: 615-309-6900 Telecopy: 615-309-6901

Notices to Lender:	Heller Healthcare Finance, Inc. Loan No. 1254 2 Wisconsin Circle, Suite 400 Chevy Chase, Maryland 20815 Attn: Chief Counsel Telecopy: (301) 664-9866

and to:	Heller Financial, Inc. Real Estate Financial Services Loan No. 1254 500 West Monroe Street Chicago, Illinois 60661 Attn: Kevin McMeen, Senior Vice President Telecopy: (312) 441-7119”

Section 3. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

Section 5. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 6. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:

HELLER HEALTHCARE FINANCE, INC. a Delaware corporation

By:	/s/ JEFFREY D. STEIN

Name:	Jeffrey D. Stein
Title:	VP

BORROWER:

HEALTHMONT, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF GEORGIA, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF TEXAS, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF TEXAS I, LLC a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF OREGON I, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF OREGON II, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF OREGON III, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF OREGON IV, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF OREGON V, LLC a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL

Name:	Timothy S. Hill
Its:	CEO